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                                                                   EXHIBIT 10.7B


                                 PROMISSORY NOTE


                              Dated: April 30, 2002


         FOR VALUE RECEIVED, the undersigned (hereinafter called the "Maker") hereby promises to pay to Transworld Healthcare, Inc., a New York corporation ("TWUS" and, in its capacity as lender, the "Lender"), or its registered assigns, at its office at 555 Madison Avenue, 30th Floor, New York, NY 10022, or at such other address as the Lender or any subsequent holder of this Promissory Note shall stipulate in written notice to the Maker, the principal amount of Three Hundred Ninety Thousand Dollars and Zero Cents ($390,000) (the "Principal," plus any accrued but unpaid interest and, less any principal amount repaid, the "Outstanding Principal Balance"), with interest, compounding annually, on the Outstanding Principal Balance at the fixed rate of four and sixty-five one-hundredths percent (4.65%) per annum. This Promissory Note is being issued to evidence a certain loan made by the Lender on a recourse basis (as set forth herein), the proceeds of which will be used by the Maker to pay United States federal, New York state, and, if applicable, New York City income taxes imposed on the Maker's Taxable Compensation Income. Capitalized terms not otherwise defined herein shall have the meanings specified in the Tax Bonus, Tax Loan and Tax Indemnification Agreement dated April 22, 2002 herewith by and between the Maker, TWUS and TWUK (as amended, modified or otherwise supplemented from time to time, the "Indemnification Agreement").

         SECTION 1. PAYMENT.

         1.1. Maturity Date. The Maker shall be required to pay to the Lender the unpaid Principal plus all unpaid, accrued interest on the earlier to occur of: (a) April 30, 2007, and (b) the date on which the Maker has sold or otherwise disposed of all of the TWUS Common Shares received pursuant to the Issuance (the "Shares") (such date, the "Maturity Date").

         1.2. Interest. Interest shall accrue commencing on the date hereof and shall be due and payable in full at the Maturity Date, or at such other times as the Outstanding Principal Balance (or portions thereof) becomes due and payable in accordance with the terms hereof.

         1.3. Prepayment. The Maker shall have the right to prepay the Outstanding Principal Balance of this Promissory Note at any time, in whole or in part, without the consent of the Lender and without penalty or premium. Upon a Mandatory Prepayment Event (as defined below), the Maker shall be required to pay to the Lender, as a prepayment of this Promissory Note, an amount equal to the Mandatory Prepayment Amount (as defined below). For purposes of this Promissory Note, a "Mandatory Prepayment Event" means the sale or disposition of any of the Shares. For purposes of this Promissory Note, the "Mandatory Prepayment Amount" equals the product of (x) the then Outstanding Principal Balance plus all unpaid accrued interest on the Outstanding Principal Balance and (y) a fraction, the numerator of which is the number of Shares sold or disposed by the Maker and the denominator of which is the total number of Shares held by the Maker immediately prior to such sale of disposal.

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         1.4. Application of Payments. The amount of any payment received or set-off made by the Lender with respect to any amount owed pursuant to this Promissory Note shall be applied, as of the date such payment is received or such set-off is made, to reduce an equivalent percentage of (a) the Outstanding Principal Balance and (b) unpaid accrued interest as of the date of such payment. Each of the Lender and any subsequent holder of this Promissory Note agrees, by its acceptance hereof, that before disposing of this Promissory Note or any part hereof it will make a notation hereon of all principal payments previously made hereunder and of the date to which interest hereon has been paid; provided, however, that the failure to make a notation of any payment made on this Promissory Note shall not limit or otherwise affect the obligation of the Maker hereunder with respect to payments of principal or interest on this Promissory Note.

         SECTION 2. SECURITY. All amounts due under this Promissory Note are and shall be secured pursuant to the terms of the Pledge Agreement. The holder of this Promissory Note is entitled to the benefits of the Pledge Agreement and the security referred to therein, to which reference is hereby made for a description of the properties and rights included in such security, the nature of such security and the rights of the parties with respect to such security. The Lender may enforce the agreements of the Maker contained therein and exercise the remedies provided for thereby or otherwise available in respect thereof, all in accordance with the terms thereof.

         SECTION 3. CONSIDERATION. In order to induce the Lender to accept this Promissory Note and with full knowledge that the Lender will rely on the representations and agreements contained herein, the Maker hereby represents, warrants and agrees that this Promissory Note is a valid and binding obligation of the undersigned, enforceable against the undersigned in accordance with its terms and the Maker agrees that he will make indefeasible payment in full of all amounts due under this Promissory Note as and when due hereunder in accordance with the terms of this Promissory Note without claiming or asserting any set-off. The obligations represented by this Promissory Note shall be absolute irrespective of any set-off, claim, counterclaim, defense or other right which the Maker may have against anyone for any reason whatsoever.

         SECTION 4. EVENTS OF DEFAULT. In case an Event of Default (as defined in the Pledge Agreement) shall occur and be continuing, the entire unpaid amount of principal and interest due under this Promissory Note may become or may be declared to be due and payable in the manner and with the effect provided in the Pledge Agreement.

         SECTION 5. MISCELLANEOUS.

         5.1. Waiver of Presentment and Jury Trial. The Maker and any endorser of this Promissory Note hereby expressly waive presentment for payment, demand, notice of nonpayment and dishonor, protest, notice of protest and notice of any other kind and waive trial by jury in any action or proceeding arising on, out of, under or by reason of this Promissory Note.


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         5.2. Information. The Maker hereby acknowledges that neither TWUS nor any of its affiliates has made any representations or recommendations whatsoever to the Maker concerning TWUS (including, without limitation, the financial condition, prospects or any other matters relating to TWUS) or the Maker's purchase of the Shares, except as set forth in the Indemnification Agreement. The Maker assumes all responsibility of keeping himself or herself informed of the affairs and business of TWUS and its subsidiaries. The Maker acknowledges and agrees that Lender does not have any obligation to inform the Maker of any matter relating to TWUS and its subsidiaries or their business and affairs.

         5.3. Successors and Assigns. This Promissory Note shall be binding upon and enforceable against the Maker and his heirs, successors and assigns. The Maker shall not have the right to assign all or any part of its rights or obligations under this Promissory Note without the consent of the Lender, which consent may be withheld in the sole discretion of the Lender. The Lender may assign its rights and obligations under this Promissory Note without having to obtain the consent of the Maker.

         5.4. Obligations Independent. The obligations of the Maker hereunder and under the Pledge Agreement shall not be contingent upon or affected by any similar undertaking of any other employee of TWUS, TWUK or their subsidiaries.

         5.5. Governing Law. The rights and liabilities of the parties hereto shall be determined in accordance with the laws of the State of New York, without regard to conflict of law principles.

         5.6. No Waiver, Remedies. No failure to exercise and no delay in exercising, on the part of the Lender, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

         5.7. Severability. If any provision of this Promissory Note is invalid or unenforceable under any applicable law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such applicable law. Any provision hereof which may be held invalid or unenforceable under any applicable law shall not affect the validity or enforceability of any other provision hereof, and to this extent the provisions hereof shall be severable.

         5.8. Amendment. Except as expressly provided herein, this Promissory Note may not be amended or otherwise modified except by a written instrument signed by the Maker and the Lender.

         5.9. Notices. All notices and other communications hereunder shall be in writing and delivered, telecopied, or mailed (certified mail, return receipt requested, postage prepaid) as described in the Indemnification Agreement.

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         5.10. Recourse. The obligations of the Maker under this Promissory Note and the Pledge Agreement, are personal obligations of the Maker, and the Lender shall have recourse to the Maker or his property for payment, satisfaction, or discharge of such obligations.

         IN WITNESS WHEREOF, the Maker has caused this Promissory Note to be executed as of the date hereof.



                                              /s/ Sarah Ladd Eames
                                              -------------------------------
                                              Sarah L. Eames




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                         TRANSACTION ON PROMISSORY NOTE


                                                   Outstanding
                Amount of        Amount of          Principal
                Principal       Interest Paid        Balance         Notation
  Date       Paid This Date      This Date          This Date        Made By
  ----       --------------      ---------          ---------        -------